American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2026 ■ Statement of Additional Information dated November 1, 2025 (as revised March 10, 2026)

Effective August 1, 2026, the following replaces the entry for Disciplined Growth in the management fee table under Investment Advisor on page 29 of the Statement of Additional Information:

Investment Category Fee Schedule for: Disciplined Growth
Class	Fee Rate
Investor, A, C, and R	0.9100%
I and R5	0.7100%
Y	0.6600%

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